Taxes on Income	6 Months Ended
Jun. 30, 2026
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 17 – TAXES ON INCOME

a.	The effective tax rate was 23% for the six months ended June 30, 2026, compared to 0% for the prior year period.

The increase in the effective tax rate was primarily due to the recognition of taxable unrealized gains on digital assets during 2026, which are expected to result in taxable amounts upon future realization of the related assets.

b.	The components of the provision for income taxes are as follows:

(in thousands)	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Current tax - corporate taxes	$-	$-	$-	$-
Deferred tax	566,697	-	587,292	-
Taxes on income	$566,697	$-	$587,292	$-

c.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax purposes.